NATIONS FUNDS TRUST

NATIONS CLASSIC VALUE FUND
NATIONS LARGECAP VALUE FUND

Supplement dated March 11, 2003
to Prospectuses dated August 1, 2002, as supplemented

     Nations Classic Value Fund - The prospectuses for all share classes of Nations Classic Value Fund are hereby supplemented to provide that on February 28 and March 10, 2003, the Board of Trustees of Nations Funds Trust reviewed and approved a proposal to reorganize Nations Classic Value Fund into Nations Value Fund, an operating series of Nations Funds Trust. While these two Funds have identical investment objectives and similar principal investment strategies, their investment approaches differ.

     Under an Agreement and Plan of Reorganization (the “Agreement”), Nations Value Fund will acquire all of the assets of Nations Classic Value Fund and will assume all the liabilities of Nations Classic Value Fund in exchange for corresponding shares of equal value of Nations Value Fund. Because Nations Classic Value Fund uses an unaffiliated investment sub-adviser – Brandes Investment Partners, LLC – and Nations Value Fund does not, the Agreement requires approval by Nations Classic Value Fund’s shareholders at a special meeting of shareholders that is scheduled for July 11, 2003. Proxy materials for the meeting discussing the similarities and differences between the two Funds will be forthcoming and the reorganization, if approved by shareholders, is expected to occur on or about July 18, 2003.

     Nations LargeCap Value Fund - The prospectuses for all share classes of Nations LargeCap Value Fund are hereby supplemented to provide that on February 28, 2003, the Board of Trustees of Nations Funds Trust reviewed and approved a proposal to reorganize Nations LargeCap Value Fund into Nations Value Fund, an operating series of Nations Funds Trust that has investment strategies that are substantially identical to those of Nations LargeCap Value Fund.

     Under an Agreement and Plan of Reorganization (the “Agreement”), Nations Value Fund will acquire all of the assets of Nations LargeCap Value Fund and will assume all the liabilities of Nations LargeCap Value Fund in exchange for corresponding shares of equal value of Nations Value Fund. Unlike Nations Classic Value Fund discussed above, Nations LargeCap Value Fund does not use an unaffiliated investment sub-adviser so the Agreement for Nations LargeCap Fund does not require shareholder approval. The reorganization is expected to occur on or about July 18, 2003.